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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of report (Date of earliest event reported) February 26, 2007

                  CITIGROUP COMMERCIAL MORTGAGE SECURITIES INC.
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             (Exact name of registrant as specified in its charter)

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               Delaware                               333-132746                             13-3439681
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     (State or Other Jurisdiction              (Commission File Number)                   (I.R.S. Employer
           of Incorporation)                                                           Identification Number)

                 388 Greenwich Street, New York, New York 10013
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              (Address of Principal Executive Offices and Zip Code)

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Registrant's telephone number, including area code:  (212) 816-6000

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act
     (17 CFR 240.14a-12(b))

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
     Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
     Exchange Act (17 CFR 240.13e-4(c))

Section 9 - Financial Statements and Exhibits

Item 9.01.    Financial Statements and Exhibits

              (a) Financial Statements.

                  Not applicable.

              (b) Pro Forma Financial Information.

                  Not applicable.

              (c) Exhibits.

             Item 601(a) of Regulation S-K
Exhibit No.  Exhibit No.                     Description
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                                             Opinion of Thacher Proffitt & Wood
5.4          5.4, 8.4, 23.4                  LLP and related Consent.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 26, 2007

                                 CITIGROUP COMMERCIAL MORTGAGE
                                 SECURITIES INC.

                                 By:       /s/ Angela Vleck
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                                 Name:     Angela Vleck
                                 Title:    Vice President

                                  EXHIBIT INDEX

                  Item 601(a) of Regulation S-K
Exhibit Number    Exhibit No.                     Description
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                                                    Opinion of Counsel and
5.4               5.4, 8.4, 23.4                       related Consent